UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-06071

DWS Institutional Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2013

Annual Report

to Shareholders

DWS S&P 500 Index Fund

Contents
DWS S&P 500 Index Fund
3 Letter to Shareholders
4 Portfolio Management Review
9 Performance Summary
11 Statement of Assets and Liabilities
12 Statement of Operations
13 Statement of Changes in Net Assets
14 Financial Highlights
18 Notes to Financial Statements
26 Report of Independent Registered Public Accounting Firm
27 Information About Your Fund's Expenses
28 Tax Information

DWS Equity 500 Index Portfolio
30 Investment Portfolio
47 Statement of Assets and Liabilities
48 Statement of Operations
49 Statement of Changes in Net Assets
50 Financial Highlights
51 Notes to Financial Statements
58 Report of Independent Registered Public Accounting Firm

59 Advisory Agreement Board Considerations and Fee Evaluation
65 Board Members and Officers
71 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

This fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor's®, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,
Brian Binder
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 10 for more complete performance information.

Investment Process
The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

DWS S&P 500 Index Fund returned 31.45% during 2013. Since the fund's investment strategy is to replicate the performance of the Standard & Poor's 500® (S&P 500) Index, the fund's return is normally close to the return of the index. The S&P 500 Index returned 32.39% for the one-year period ending December 31, 2013. The difference in return is typically driven by transaction costs and fund expenses.

Economic growth improved steadily throughout the year, highlighted by strength in housing prices, employment and consumer spending. Monetary policy remained largely supportive, with all of the world's major central banks continuing to take steps to stimulate their respective economies. Domestic equities delivered substantial gains during 2013, finishing with their best year since 1997. A number of factors contributed to a sharp improvement in investor sentiment and a corresponding increase in valuations. Corporate earnings — though not rising as fast as stock prices — continued to move steadily higher, and the ongoing improvement in corporations' balance sheets helped fund stock buybacks and fuel investor confidence.

"Domestic equities delivered substantial gains during 2013, finishing with their best year since 1997."

Perhaps most important, the year was notable for the absence of negative headlines that characterized the prior three years. Whereas headlines regarding the European debt crisis, the "fiscal cliff," elections and similar issues weighed on returns in 2011 to 2012, the past year ending December 31, 2013 was relatively crisis-free. The only hiccup occurred late in the second quarter of 2013, when the first notion that the U.S. Federal Reserve Board (the Fed) would be compelled to "taper" its quantitative easing policy led to a brief downturn in the financial markets. Investors gradually became used to this idea, however, and by the time the Fed officially announced the first reduction in quantitative easing on December 18, 2013, the issue had ceased to be a major driver of performance.

Positive Contributors to Fund Performance

In a reflection of the positive market backdrop, all 10 sectors of the S&P 500 Index finished in positive territory. The two top-performing sectors — consumer discretionary and industrials — tend to have the highest degree of economic sensitivity. As a result, their returns were boosted by the environment of stronger growth and improving business and consumer confidence. Performance in the consumer discretionary sector was driven by the strength in media, cable and Internet companies, along with retailers and restaurants. The Internet group delivered especially high returns, led by Netflix, Inc., Priceline.com, Inc. and Amazon.com, Inc. Within industrials, the aerospace/defense and transportation industries stood out among the sector's many winners.

Financial stocks also closed the year with a return superior to that of the S&P 500 Index. The sector came into the year with below-market valuations, a hangover from the 2007 to 2008 financial crisis. As the economy and housing market improved, investors gradually felt more confident in taking advantage of these depressed values. In addition, the steepening of the yield curve (i.e., the faster increase in long-term rates compared to short-term rates) increased the gap between the rates at which banks borrow and lend — a positive for their bottom lines. The top performers in the sector during 2013 were E*TRADE Financial Corp., Genworth Financial, Inc. and Lincoln National Corp.

The health care sector also finished the year with a return well north of the broader market, thanks largely to the strong showing of biotechnology stocks (Celgene Corp., Gilead Sciences, Inc.) medical device makers (Boston Scientific Corp., St. Jude Medical, Inc.), distributors (McKesson Corp.) and insurers (CIGNA Corp. and Humana, Inc.). Pharmaceutical shares largely lagged the overall sector amid the general underperformance of stable, dividend-paying stocks, but this shortfall was more than offset by the strength elsewhere in the sector.

Among individual stocks, the top performers of 2013 were Netflix, Inc., Micron Technology, Inc., Best Buy Co., Inc. and Delta Air Lines, Inc.

Negative Contributors to Fund Performance

Two sectors stood out for the extent of their shortfall relative to the broader market: utilities and telecommunications services. Both are heavily populated with relatively conservative, dividend-paying stocks, which fell out of favor at a time of elevated investor risk appetites. Prime examples of larger stocks that performed well but nonetheless trailed the broader market included AT&T, Inc. and Verizon Communications, Inc. in telecommunications, and Duke Energy Corp. and Southern Co. in utilities. The consumer staples sector lagged for largely the same reason, although the extent of the underperformance was less than it was for either utilities or telecommunications.

Ten Largest Equity Holdings at December 31, 2013 (17.6% of Net Assets)
1. Apple, Inc. Designs, manufactures and markets personal computers and related computing and mobile communications devices	3.0%
2. Exxon Mobil Corp. Explorer and producer of oil and gas	2.6%
3. Google, Inc. Provides a Web-based search engine for the Internet	1.8%
4. Microsoft Corp. Develops, manufactures, licenses, sells and supports software products	1.7%
5. General Electric Co. Diversified technology, media and financial services company	1.7%
6. Johnson & Johnson Provider of health care products	1.5%
7. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.4%
8. Procter & Gamble Co. Manufacturer of diversified consumer products	1.3%
9. JPMorgan Chase & Co. Provider of global financial services	1.3%
10. Wells Fargo & Co. A diversified financial services company	1.3%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 30. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 71 for contact information.

The materials sector finished the year with a healthy, 20%-plus gain, but it also fell short of the index return. Commodity prices were generally weak during 2013, weighing on the shares of related companies. Producers of steel, industrial metals and — in particular — gold generally lagged the index for a third year in a row. Similarly, the relative performance of energy stocks was pressured by the growing supply of oil and natural gas arising from the domestic "energy renaissance." On the plus side, cheaper energy prices were a boon for refining stocks for which crude oil is the primary input cost, such as Valero Energy Corp. and Phillips 66.

Information technology stocks generally performed well in 2013, led by strength in the semiconductor and storage industries, as well as in specific large-cap stocks such as Google, Inc. and Microsoft Corp. However, these positives were offset by one important laggard: Apple, Inc. The stock is the largest component of the information technology sector, so its sluggish performance dragged down the return of the entire group. However, this obscures the fact that many technology companies in fact delivered very healthy returns at a time of improving economic growth.

Among individual stocks, the year's worst performers were J.C. Penney Company, Inc.,* Newmont Mining Corp., and the coal miner Cliffs Natural Resources, Inc.

* Not held in the portfolio as of December 31, 2013.

Outlook and Positioning

We continue to follow a passive strategy designed to provide returns that approximate those of the benchmark.

Subadvisor

Northern Trust Investments, Inc. ("NTI"), a subsidiary of Northern Trust Corporation, is the subadvisor for the fund.

Portfolio Manager

Brent Reeder, Senior Vice President of Northern Trust Investments, Inc.

Portfolio Manager of the fund. Joined the fund in 2007.

— Joined Northern Trust Investments, Inc. in 1993 and is responsible for the management of quantitative equity portfolios.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Quantitative easing entails the Fed's purchase of government and other securities from the market in an effort to increase money supply.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

Performance Summary December 31, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/13
Unadjusted for Sales Charge	31.45%	17.25%	6.74%
Adjusted for the Maximum Sales Charge (max 4.50% load)	25.53%	16.18%	6.25%
S&P 500® Index†	32.39%	17.94%	7.41%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/13
Unadjusted for Sales Charge	30.50%	16.38%	5.95%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	27.50%	16.27%	5.95%
S&P 500® Index†	32.39%	17.94%	7.41%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/13
Unadjusted for Sales Charge	30.61%	16.42%	5.97%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	30.61%	16.42%	5.97%
S&P 500® Index†	32.39%	17.94%	7.41%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/13
No Sales Charges	31.89%	17.58%	7.03%
S&P 500® Index†	32.39%	17.94%	7.41%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 0.68%, 1.42%, 1.35% and 0.38% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares prior to their inception on February 18, 2005 are derived from the historical performance of Class S shares of DWS S&P 500 Index Fund and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. "Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies Inc., and have been licensed for use by the Fund's investment advisor.

	Class A	Class B	Class C	Class S
Net Asset Value
12/31/13	$24.50	$24.48	$24.47	$24.56
12/31/12	$18.89	$18.87	$18.86	$18.93
Distribution Information as of 12/31/13
Income Dividends, Twelve Months	$.29	$.13	$.15	$.36

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investment in the DWS Equity 500 Index Portfolio, at value	$896,771,836
Receivable for Fund shares sold	3,164,152
Other assets	10,794
Total assets	899,946,782
Liabilities
Payable for Fund shares redeemed	19,181,976
Accrued Trustees' fees	1,326
Other accrued expenses and payables	567,630
Total liabilities	19,750,932
Net assets, at value	$880,195,850
Net Assets Consist of
Undistributed net investment income	862,203
Net unrealized appreciation (depreciation) on investments and futures	312,466,467
Accumulated net realized gain (loss)	(16,816,892)
Paid-in capital	583,684,072
Net assets, at value	$880,195,850
Net Asset Value
Class A Net Asset Value and redemption price per share ($233,023,584 ÷ 9,509,421 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$24.50
Maximum offering price per share (100 ÷ 95.50 of $24.50)	$25.65
Class B Net Asset Value, offering and redemption price per share ($1,656,262 ÷ 67,656 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$24.48
Class C Net Asset Value, offering and redemption price per share ($43,907,681 ÷ 1,794,394 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$24.47
Class S Net Asset Value, offering and redemption price per share ($601,608,323 ÷ 24,492,657 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$24.56

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Income and expenses allocated from DWS Equity 500 Index Portfolio: Dividends (net of foreign taxes withheld of $36,062)	$17,241,923
Interest	2,110
Income distributions — Central Cash Management Fund	9,089
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	81,326
Expenses	(798,030)
Net investment income allocated from DWS Equity 500 Index Portfolio	16,536,418
Expenses: Administration fee	819,696
Services to shareholders	1,274,845
Distribution and service fees	926,509
Professional fees	47,435
Reports to shareholders	69,529
Registration fees	69,110
Trustees' fees and expenses	5,555
Other	9,247
Total expenses	3,221,926
Net investment income (loss)	13,314,492
Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from DWS Equity 500 Index Portfolio: Investments	938,465
Futures	3,344,318
In-kind redemptions	59,915,549
64,198,332
Change in net unrealized appreciation (depreciation) allocated from DWS Equity 500 Index Portfolio on: Investments	145,411,523
Futures	374,367
145,785,890
Net gain (loss)	209,984,222
Net increase (decrease) in net assets resulting from operations	$223,298,714

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$13,314,492	$12,699,829
Net realized gain (loss)	64,198,332	71,242,970
Change in net unrealized appreciation (depreciation)	145,785,890	788,223
Net increase (decrease) in net assets resulting from operations	223,298,714	84,731,022
Distributions to shareholders from: Net investment income: Class A	(3,058,804)	(3,126,394)
Class B	(10,380)	(17,988)
Class C	(247,190)	(212,411)
Class S	(9,127,022)	(9,400,334)
Net realized gain: Class A	—	(181,069)
Class B	—	(1,807)
Class C	—	(21,906)
Class S	—	(439,485)
Total distributions	(12,443,396)	(13,401,394)
Fund share transactions: Proceeds from shares sold	146,086,129	101,209,085
Net assets acquired in tax-free reorganization*	—	203,828,842
Reinvestment of distributions	11,946,582	12,859,269
Payment for shares redeemed	(204,467,800)	(204,149,946)
Net increase (decrease) in net assets from Fund share transactions	(46,435,089)	113,747,250
Increase (decrease) in net assets	164,420,229	185,076,878
Net assets at beginning of period	715,775,621	530,698,743
Net assets at end of period (including undistributed net investment income of $862,203 and $81,368, respectively)	$880,195,850	$715,775,621

* On April 27, 2012, DWS S&P 500 Plus Fund was acquired by the Fund through a tax-free reorganization (see Note E).

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2013	2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$18.89	$16.67		$16.67		$14.77		$11.96
Income (loss) from investment operations: Net investment incomea	.31	.32		.24		.22		.23
Net realized and unrealized gain (loss)	5.59	2.23		.00	*	1.90		2.82
Total from investment operations	5.90	2.55		.24		2.12		3.05
Less distributions from: Net investment income	(.29)	(.31)		(.24)		(.22)		(.24)
Net realized gains	—	(.02)		—		—		—
Total distributions	(.29)	(.33)		(.24)		(.22)		(.24)
Net asset value, end of period	$24.50	$18.89		$16.67		$16.67		$14.77
Total Return (%)b	31.45	15.29	c	1.49	c	14.47	c	25.88	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	233	203		110		118		110
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.67	.68		.71		.72		.70
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.67	.67		.67		.67		.62
Ratio of net investment income (%)	1.44	1.73		1.43		1.43		1.81
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended December 31,
Class B	2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$18.87	$16.65	$16.64	$14.74		$11.94
Income (loss) from investment operations: Net investment incomea	.15	.18	.12	.10		.13
Net realized and unrealized gain (loss)	5.59	2.23	.01	1.90		2.81
Total from investment operations	5.74	2.41	.13	2.00		2.94
Less distributions from: Net investment income	(.13)	(.17)	(.12)	(.10)		(.14)
Net realized gains	—	(.02)	—	—		—
Total distributions	(.13)	(.19)	(.12)	(.10)		(.14)
Net asset value, end of period	$24.48	$18.87	$16.65	$16.64		$14.74
Total Return (%)b	30.50	14.45	.73	13.66	c	24.87	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	1	2		2
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.40	1.42	1.40	1.46		1.50
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.40	1.42	1.40	1.43		1.37
Ratio of net investment income (%)	.71	.96	.69	.67		1.05
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class C	2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$18.86	$16.64	$16.64	$14.74		$11.94
Income (loss) from investment operations: Net investment incomea	.17	.19	.12	.10		.13
Net realized and unrealized gain (loss)	5.59	2.23	.00 *	1.90		2.81
Total from investment operations	5.76	2.42	.12	2.00		2.94
Less distributions from: Net investment income	(.15)	(.18)	(.12)	(.10)		(.14)
Net realized gains	—	(.02)	—	—		—
Total distributions	(.15)	(.20)	(.12)	(.10)		(.14)
Net asset value, end of period	$24.47	$18.86	$16.64	$16.64		$14.74
Total Return (%)b	30.61	14.51	.76	13.63	c	24.88	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	25	12	12		10
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.34	1.35	1.40	1.45		1.47
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.34	1.35	1.40	1.42		1.37
Ratio of net investment income (%)	.78	1.06	.70	.68		1.05
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended December 31,
Class S	2013	2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$18.93	$16.70	$16.70	$14.80		$11.99
Income (loss) from investment operations: Net investment incomea	.38	.36	.29	.26		.26
Net realized and unrealized gain (loss)	5.61	2.25	.00 *	1.90		2.82
Total from investment operations	5.99	2.61	.29	2.16		3.08
Less distributions from: Net investment income	(.36)	(.36)	(.29)	(.26)		(.27)
Net realized gains	—	(.02)	—	—		—
Total distributions	(.36)	(.38)	(.29)	(.26)		(.27)
Net asset value, end of period	$24.56	$18.93	$16.70	$16.70		$14.80
Total Return (%)	31.89	15.65	1.72	14.81	b	26.14	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	602	485	408	428		403
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.36	.38	.39	.42		.46
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.36	.38	.39	.39		.35
Ratio of net investment income (%)	1.76	1.97	1.71	1.70		2.07
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS S&P 500 Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, DWS Equity 500 Index Portfolio (the "Portfolio"), a diversified open-end management investment company registered under the 1940 Act and organized as a New York trust advised by Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. On December 31, 2013, the Fund owned approximately 44% of the Portfolio.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $16,359,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 ($8,687,000) and December 31, 2018 ($7,672,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Section 384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to redemptions in-kind, investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$866,009
Capital loss carryforwards	$(16,359,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2013	2012
Distributions from ordinary income	$12,443,396	$12,842,658
Distributions from long-term capital gains	$—	$558,736

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Management Agreement. Under its Investment Management Agreement with the Fund, the Advisor serves as investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure noted above in Note A.

Pursuant to the Investment Management Agreement, the Fund pays no management fee to the Advisor so long as the Fund is a feeder fund that invests substantially all of its assets in the Portfolio. In the event the Board of Trustees determines it is in the best interests of the Fund to withdraw its investment from the Portfolio, the Advisor may become responsible for directly managing the assets of the Fund under the Investment Management Agreement. In such event, the Fund would pay the Advisor an annual fee of 0.15% of the Fund's average daily net assets, accrued daily and payable monthly.

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.68%
Class B	1.43%
Class C	1.43%
Class S	.43%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, the Administration Fee was $819,696, of which $74,563 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2013
Class A	$370,557	$62,246
Class B	2,143	342
Class C	14,762	2,589
Class S	568,482	94,681
	$955,944	$159,858

Distribution and Service Agreement. Under the Fund's Class B and C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2013
Class B	$13,760	$1,041
Class C	268,743	27,143
	$282,503	$28,184

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2013	Annual Effective Rate
Class A	$550,074	$144,794	.24%
Class B	4,421	1,045	.24%
Class C	89,511	26,465	.25%
	$644,006	$172,304

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid to DIDI in connection with the distribution of Class A shares for the year ended December 31, 2013 aggregated $22,894.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2013, the CDSC for Class B and C shares aggregated $3,507 and $8,137, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2013, DIDI received $2,947 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,013, of which $9,841 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,811,241	$60,503,139	2,852,978	$52,470,115
Class B	8,657	187,353	5,373	99,301
Class C	780,679	16,628,317	494,397	9,192,783
Class S	3,140,673	68,767,320	2,134,495	39,446,886
		$146,086,129		$101,209,085
Shares issued in tax-free reorganization*
Class A	—	$—	4,591,013 **	$85,530,455 **
Class B	—	—	60,005	1,116,050
Class C	—	—	469,468	8,727,139
Class S	—	—	5,805,817	108,455,198
		$—		$203,828,842
Shares issued to shareholders in reinvestment of distributions
Class A	137,267	$3,012,487	173,627	$3,256,181
Class B	456	9,966	1,028	19,298
Class C	10,755	237,635	12,117	228,003
Class S	394,241	8,686,494	498,502	9,355,787
		$11,946,582		$12,859,269
Shares redeemed
Class A	(4,202,497)	$(92,439,088)	(3,444,519)	$(63,303,615)
Class B	(49,306)	(1,061,121)	(35,857)	(660,228)
Class C	(341,414)	(7,403,063)	(344,112)	(6,324,962)
Class S	(4,659,640)	(103,564,528)	(7,226,823)	(133,861,141)
		$(204,467,800)		$(204,149,946)
Net increase (decrease)
Class A	(1,253,989)	$(28,923,462)	4,173,099	$77,953,136
Class B	(40,193)	(863,802)	30,549	574,421
Class C	450,020	9,462,889	631,870	11,822,963
Class S	(1,124,726)	(26,110,714)	1,211,991	23,396,730
		$(46,435,089)		$113,747,250

* On April 27, 2012, DWS S&P 500 Plus Fund was acquired by the Fund through a tax-free reorganization (see Note E).

** On April 27, 2012, Class R shares of DWS S&P 500 Plus Fund converted into Class A shares of the Fund.

D. In-Kind Redemptions

In certain circumstances, the Portfolio may distribute securities rather than cash as payments for a redemption of a feeder fund's shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Portfolio recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are allocated in proportion to each feeder fund's investment in the Portfolio, are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2013, the DWS S&P 500 Index Fund was allocated $59,915,549 of net gain attributable to an in-kind redemption.

E. Acquisition of Assets

On April 27, 2012, the Fund acquired all of the net assets of DWS S&P 500 Plus Fund pursuant to a plan of reorganization approved by shareholders on April 16, 2012. The acquisition was accomplished by a tax-free exchange of 5,340,422 Class A shares, 86,606 Class B shares, 675,809 Class C shares, 1,091,801 of Class R shares (converted into Class A shares) and 8,188,815 Class S shares of DWS S&P 500 Plus Fund for 4,591,013 Class A shares, 60,005 Class B shares, 469,468 Class C shares and 5,805,817 Class S shares of DWS S&P 500 Index Fund, respectively, outstanding on April 27, 2012. DWS S&P 500 Plus Fund's net assets at that date, $203,828,842, including $60,535,843 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $588,808,565. The combined net assets of the Fund immediately following the acquisition were $792,637,407.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and the Shareholders of DWS S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS S&P 500 Index Fund (the "Fund") at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 26, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2013 to December 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2013 (Unaudited)
Actual Fund Return*	Class A	Class B	Class C	Class S
Beginning Account Value 7/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,158.60	$1,155.00	$1,155.00	$1,160.60
Expenses Paid per $1,000**	$3.65	$7.50	$7.33	$1.91
Hypothetical 5% Fund Return*	Class A	Class B	Class C	Class S
Beginning Account Value 7/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,021.83	$1,018.25	$1,018.40	$1,023.44
Expenses Paid per $1,000**	$3.41	$7.02	$6.87	$1.79

* Expenses include amounts allocated proportionally from the master portfolio.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS S&P 500 Index Fund	.67%	1.38%	1.35%	.35%

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 94% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2013, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $19,000,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have any questions about federal and state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

(The following financial statements of the DWS Equity 500 Index Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2013
	Shares	Value ($)

Common Stocks 97.1%
Consumer Discretionary 12.2%
Auto Components 0.4%
BorgWarner, Inc. (a)	27,274	1,524,889
Delphi Automotive PLC	33,245	1,999,022
Goodyear Tire & Rubber Co.	29,321	699,306
Johnson Controls, Inc.	81,210	4,166,073
		8,389,290
Automobiles 0.7%
Ford Motor Co.	468,813	7,233,785
General Motors Co.*	135,422	5,534,697
Harley-Davidson, Inc. (a)	26,137	1,809,726
		14,578,208
Distributors 0.1%
Genuine Parts Co. (a)	18,254	1,518,550
Diversified Consumer Services 0.1%
Graham Holdings Co. "B" (a)	551	365,489
H&R Block, Inc.	33,017	958,814
		1,324,303
Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	51,646	2,074,620
Chipotle Mexican Grill, Inc.*	3,665	1,952,639
Darden Restaurants, Inc. (a)	15,274	830,447
International Game Technology	29,630	538,081
Marriott International, Inc. "A"	26,531	1,309,570
McDonald's Corp.	118,183	11,467,296
Starbucks Corp.	89,509	7,016,610
Starwood Hotels & Resorts Worldwide, Inc.	22,778	1,809,712
Wyndham Worldwide Corp.	15,717	1,158,186
Wynn Resorts Ltd.	9,651	1,874,321
Yum! Brands, Inc.	52,921	4,001,357
		34,032,839
Household Durables 0.4%
D.R. Horton, Inc. (a)	33,409	745,689
Garmin Ltd. (a)	15,091	697,506
Harman International Industries, Inc.	8,298	679,191
Leggett & Platt, Inc. (a)	16,437	508,561
Lennar Corp. "A" (a)	19,322	764,378
Mohawk Industries, Inc.*	7,300	1,086,970
Newell Rubbermaid, Inc.	33,389	1,082,138
PulteGroup, Inc.	40,157	817,998
Whirlpool Corp.	9,459	1,483,739
		7,866,170
Internet & Catalog Retail 1.5%
Amazon.com, Inc.*	43,997	17,545,564
Expedia, Inc. (a)	12,210	850,549
Netflix, Inc.*	7,015	2,582,712
Priceline.com, Inc.* (a)	6,132	7,127,837
TripAdvisor, Inc.* (a)	13,281	1,100,065
		29,206,727
Leisure Equipment & Products 0.1%
Hasbro, Inc. (a)	13,532	744,395
Mattel, Inc. (a)	40,032	1,904,723
		2,649,118
Media 3.6%
Cablevision Systems Corp. (New York Group) "A" (a)	25,660	460,084
CBS Corp. "B"	66,313	4,226,791
Comcast Corp. "A"	309,498	16,083,064
DIRECTV*	58,071	4,012,125
Discovery Communications, Inc. "A"*	26,828	2,425,788
Gannett Co., Inc. (a)	26,752	791,324
Interpublic Group of Companies, Inc.	48,956	866,521
News Corp. "A"*	58,322	1,050,962
Omnicom Group, Inc.	30,695	2,282,787
Scripps Networks Interactive "A"	12,709	1,098,185
Time Warner Cable, Inc.	33,511	4,540,740
Time Warner, Inc.	107,463	7,492,320
Twenty-First Century Fox, Inc. "A"	233,088	8,200,036
Viacom, Inc. "B"	48,014	4,193,543
Walt Disney Co. (a)	194,089	14,828,400
		72,552,670
Multiline Retail 0.7%
Dollar General Corp.*	35,079	2,115,965
Dollar Tree, Inc.*	24,380	1,375,520
Family Dollar Stores, Inc.	11,806	767,036
Kohl's Corp. (a)	23,931	1,358,084
Macy's, Inc.	43,784	2,338,066
Nordstrom, Inc. (a)	16,789	1,037,560
Target Corp.	75,028	4,747,021
		13,739,252
Specialty Retail 2.1%
AutoNation, Inc.*	7,870	391,060
AutoZone, Inc.* (a)	4,092	1,955,731
Bed Bath & Beyond, Inc.* (a)	25,430	2,042,029
Best Buy Co., Inc. (a)	32,639	1,301,643
CarMax, Inc.* (a)	26,258	1,234,651
GameStop Corp. "A" (a)	13,707	675,207
Home Depot, Inc.	167,288	13,774,494
L Brands, Inc. (a)	29,211	1,806,700
Lowe's Companies, Inc.	124,237	6,155,943
O'Reilly Automotive, Inc.* (a)	12,751	1,641,181
PetSmart, Inc. (a)	12,437	904,792
Ross Stores, Inc.	25,995	1,947,805
Staples, Inc. (a)	77,414	1,230,109
The Gap, Inc.	31,492	1,230,707
Tiffany & Co.	12,945	1,201,037
TJX Companies, Inc.	84,572	5,389,774
Urban Outfitters, Inc.*	12,336	457,666
		43,340,529
Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc. (a)	33,610	1,886,529
Fossil Group, Inc.*	5,704	684,138
Michael Kors Holdings Ltd.*	21,099	1,713,028
NIKE, Inc. "B"	88,859	6,987,872
PVH Corp.	9,726	1,322,930
Ralph Lauren Corp.	6,992	1,234,577
VF Corp. (a)	41,540	2,589,604
		16,418,678
Consumer Staples 9.5%
Beverages 2.1%
Beam, Inc.	19,602	1,334,112
Brown-Forman Corp. "B" (a)	19,108	1,443,992
Coca-Cola Co.	450,709	18,618,789
Coca-Cola Enterprises, Inc.	28,673	1,265,339
Constellation Brands, Inc. "A"*	19,495	1,372,058
Dr. Pepper Snapple Group, Inc. (a)	24,034	1,170,936
Molson Coors Brewing Co. "B" (a)	19,117	1,073,420
Monster Beverage Corp.*	16,500	1,118,205
PepsiCo, Inc.	182,061	15,100,139
		42,496,990
Food & Staples Retailing 2.3%
Costco Wholesale Corp.	51,854	6,171,145
CVS Caremark Corp.	141,349	10,116,348
Kroger Co.	62,231	2,459,992
Safeway, Inc. (a)	29,911	974,201
Sysco Corp.	69,042	2,492,416
Wal-Mart Stores, Inc. (a)	191,874	15,098,565
Walgreen Co.	103,384	5,938,377
Whole Foods Market, Inc.	44,192	2,555,623
		45,806,667
Food Products 1.5%
Archer-Daniels-Midland Co.	78,688	3,415,059
Campbell Soup Co. (a)	21,144	915,112
ConAgra Foods, Inc.	50,634	1,706,366
General Mills, Inc. (a)	75,239	3,755,179
Hormel Foods Corp. (a)	15,866	716,667
Kellogg Co.	30,726	1,876,437
Kraft Foods Group, Inc.	70,708	3,812,575
McCormick & Co., Inc. (a)	15,685	1,081,010
Mead Johnson Nutrition Co.	24,048	2,014,261
Mondelez International, Inc. "A"	208,227	7,350,413
The Hershey Co.	17,874	1,737,889
The JM Smucker Co.	12,284	1,272,868
Tyson Foods, Inc. "A" (a)	32,241	1,078,784
		30,732,620
Household Products 1.9%
Clorox Co. (a)	15,167	1,406,891
Colgate-Palmolive Co.	104,204	6,795,143
Kimberly-Clark Corp. (a)	45,293	4,731,307
Procter & Gamble Co.	322,773	26,276,950
		39,210,291
Personal Products 0.2%
Avon Products, Inc.	52,610	905,944
Estee Lauder Companies, Inc. "A"	30,385	2,288,598
		3,194,542
Tobacco 1.5%
Altria Group, Inc.	237,415	9,114,362
Lorillard, Inc.	43,799	2,219,733
Philip Morris International, Inc.	190,252	16,576,657
Reynolds American, Inc.	37,101	1,854,679
		29,765,431
Energy 10.0%
Energy Equipment & Services 1.8%
Baker Hughes, Inc.	52,574	2,905,239
Cameron International Corp.* (a)	28,303	1,684,878
Diamond Offshore Drilling, Inc. (a)	8,618	490,536
Ensco PLC "A"	27,726	1,585,373
FMC Technologies, Inc.*	28,325	1,478,848
Halliburton Co.	100,525	5,101,644
Helmerich & Payne, Inc. (a)	12,848	1,080,260
Nabors Industries Ltd.	31,364	532,874
National Oilwell Varco, Inc.	50,859	4,044,816
Noble Corp. PLC	29,814	1,117,131
Rowan Companies PLC "A"*	14,252	503,951
Schlumberger Ltd.	156,453	14,097,980
Transocean Ltd. (a)	40,217	1,987,524
		36,611,054
Oil, Gas & Consumable Fuels 8.2%
Anadarko Petroleum Corp.	59,718	4,736,832
Apache Corp.	47,420	4,075,275
Cabot Oil & Gas Corp.	49,984	1,937,380
Chesapeake Energy Corp. (a)	59,617	1,618,005
Chevron Corp.	228,412	28,530,943
ConocoPhillips	145,552	10,283,249
CONSOL Energy, Inc. (a)	27,510	1,046,480
Denbury Resources, Inc.*	43,817	719,913
Devon Energy Corp.	44,940	2,780,438
EOG Resources, Inc.	32,374	5,433,652
EQT Corp.	18,082	1,623,402
Exxon Mobil Corp.	518,792	52,501,750
Hess Corp.	33,853	2,809,799
Kinder Morgan, Inc.	80,011	2,880,396
Marathon Oil Corp.	82,853	2,924,711
Marathon Petroleum Corp.	35,759	3,280,173
Murphy Oil Corp.	20,515	1,331,013
Newfield Exploration Co.*	16,308	401,666
Noble Energy, Inc.	42,822	2,916,606
Occidental Petroleum Corp.	95,773	9,108,012
Peabody Energy Corp.	32,465	634,042
Phillips 66	71,216	5,492,890
Pioneer Natural Resources Co.	16,824	3,096,794
QEP Resources, Inc.	20,710	634,762
Range Resources Corp. (a)	19,324	1,629,206
Southwestern Energy Co.*	41,745	1,641,831
Spectra Energy Corp. (a)	79,691	2,838,593
Tesoro Corp.	15,768	922,428
Valero Energy Corp.	64,164	3,233,866
Williams Companies, Inc.	81,280	3,134,970
WPX Energy, Inc.* (a)	23,044	469,637
		164,668,714
Financials 15.7%
Capital Markets 2.2%
Ameriprise Financial, Inc.	23,067	2,653,858
Bank of New York Mellon Corp. (a)	136,244	4,760,365
BlackRock, Inc.	15,016	4,752,114
Charles Schwab Corp.	138,512	3,601,312
E*TRADE Financial Corp.*	35,335	693,979
Franklin Resources, Inc. (a)	47,580	2,746,794
Invesco Ltd.	53,030	1,930,292
Legg Mason, Inc. (a)	12,570	546,544
Morgan Stanley (a)	164,526	5,159,535
Northern Trust Corp.	26,933	1,666,883
State Street Corp.	52,097	3,823,399
T. Rowe Price Group, Inc. (a)	31,093	2,604,661
The Goldman Sachs Group, Inc.	50,047	8,871,331
		43,811,067
Commercial Banks 2.7%
BB&T Corp.	83,637	3,121,333
Comerica, Inc. (a)	22,188	1,054,817
Fifth Third Bancorp.	104,840	2,204,785
Huntington Bancshares, Inc.	97,531	941,174
KeyCorp	108,116	1,450,917
M&T Bank Corp. (a)	15,382	1,790,772
PNC Financial Services Group, Inc.	63,129	4,897,548
Regions Financial Corp.	161,864	1,600,835
SunTrust Banks, Inc.	63,568	2,339,938
U.S. Bancorp.	216,653	8,752,781
Wells Fargo & Co.	569,077	25,836,096
Zions Bancorp. (a)	22,659	678,864
		54,669,860
Consumer Finance 1.0%
American Express Co.	109,373	9,923,412
Capital One Financial Corp.	68,488	5,246,866
Discover Financial Services	56,950	3,186,352
SLM Corp.	51,825	1,361,961
		19,718,591
Diversified Financial Services 5.0%
Bank of America Corp.	1,267,337	19,732,437
Berkshire Hathaway, Inc. "B"*	213,749	25,342,081
Citigroup, Inc.	360,346	18,777,630
CME Group, Inc.	37,348	2,930,324
IntercontinentalExchange Group, Inc.	13,652	3,070,608
JPMorgan Chase & Co.	446,501	26,111,379
Leucadia National Corp.	36,721	1,040,673
McGraw Hill Financial, Inc.	32,142	2,513,504
Moody's Corp.	22,477	1,763,770
The NASDAQ OMX Group, Inc.	13,332	530,614
		101,813,020
Insurance 2.9%
ACE Ltd.	40,402	4,182,819
Aflac, Inc.	55,333	3,696,244
Allstate Corp.	54,001	2,945,215
American International Group, Inc.	174,891	8,928,186
Aon PLC	35,774	3,001,081
Assurant, Inc. (a)	8,639	573,370
Chubb Corp.	29,830	2,882,473
Cincinnati Financial Corp.	17,856	935,119
Genworth Financial, Inc. "A"*	57,981	900,445
Hartford Financial Services Group, Inc. (a)	53,217	1,928,052
Lincoln National Corp. (a)	30,813	1,590,567
Loews Corp.	36,684	1,769,636
Marsh & McLennan Companies, Inc.	65,047	3,145,673
MetLife, Inc.	133,134	7,178,585
Principal Financial Group, Inc.	32,268	1,591,135
Progressive Corp. (a)	65,107	1,775,468
Prudential Financial, Inc.	54,975	5,069,795
The Travelers Companies, Inc.	43,232	3,914,225
Torchmark Corp. (a)	10,694	835,736
Unum Group	30,955	1,085,901
XL Group PLC	34,096	1,085,617
		59,015,342
Real Estate Investment Trusts 1.8%
American Tower Corp. (REIT)	46,821	3,737,252
Apartment Investment & Management Co. "A" (REIT)	16,657	431,583
AvalonBay Communities, Inc. (REIT)	14,273	1,687,497
Boston Properties, Inc. (REIT)	18,107	1,817,400
Equity Residential (REIT)	39,792	2,064,011
General Growth Properties, Inc. (REIT)	64,009	1,284,661
HCP, Inc. (REIT)	54,825	1,991,244
Health Care REIT, Inc. (REIT) (a)	34,599	1,853,468
Host Hotels & Resorts, Inc. (REIT) (a)	90,987	1,768,787
Kimco Realty Corp. (REIT)	48,094	949,857
Plum Creek Timber Co., Inc. (REIT) (a)	21,500	999,965
Prologis, Inc. (REIT)	59,024	2,180,937
Public Storage (REIT)	17,137	2,579,461
Simon Property Group, Inc. (REIT)	36,868	5,609,835
The Macerich Co. (REIT)	16,641	979,988
Ventas, Inc. (REIT)	34,925	2,000,504
Vornado Realty Trust (REIT)	20,537	1,823,480
Weyerhaeuser Co. (REIT)	69,275	2,187,012
		35,946,942
Real Estate Management & Development 0.0%
CBRE Group, Inc. "A"*	32,175	846,203
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	56,831	535,916
People's United Financial, Inc. (a)	38,323	579,444
		1,115,360
Health Care 12.6%
Biotechnology 2.4%
Alexion Pharmaceuticals, Inc.* (a)	23,190	3,085,661
Amgen, Inc.	89,575	10,225,882
Biogen Idec, Inc.*	28,070	7,852,583
Celgene Corp.*	48,942	8,269,240
Gilead Sciences, Inc.*	182,201	13,692,405
Regeneron Pharmaceuticals, Inc.* (a)	9,246	2,544,869
Vertex Pharmaceuticals, Inc.*	27,700	2,058,110
		47,728,750
Health Care Equipment & Supplies 2.0%
Abbott Laboratories	183,738	7,042,678
Baxter International, Inc.	64,469	4,483,819
Becton, Dickinson & Co. (a)	23,085	2,550,662
Boston Scientific Corp.*	158,685	1,907,394
C.R. Bard, Inc.	9,193	1,231,310
CareFusion Corp.*	25,070	998,287
Covidien PLC	54,383	3,703,482
DENTSPLY International, Inc. (a)	16,699	809,567
Edwards Lifesciences Corp.*	12,739	837,717
Intuitive Surgical, Inc.* (a)	4,523	1,737,194
Medtronic, Inc.	118,672	6,810,586
St. Jude Medical, Inc.	34,743	2,152,329
Stryker Corp.	35,126	2,639,368
Varian Medical Systems, Inc.*	12,337	958,462
Zimmer Holdings, Inc.	20,218	1,884,115
		39,746,970
Health Care Providers & Services 2.0%
Aetna, Inc.	43,607	2,991,004
AmerisourceBergen Corp.	27,618	1,941,822
Cardinal Health, Inc.	40,790	2,725,180
CIGNA Corp.	32,816	2,870,744
DaVita HealthCare Partners, Inc.*	20,730	1,313,660
Express Scripts Holding Co.*	95,645	6,718,105
Humana, Inc.	18,581	1,917,931
Laboratory Corp. of America Holdings* (a)	10,225	934,258
McKesson Corp.	27,382	4,419,455
Patterson Companies, Inc. (a)	10,332	425,678
Quest Diagnostics, Inc. (a)	17,304	926,456
Tenet Healthcare Corp.* (a)	11,886	500,638
UnitedHealth Group, Inc.	119,582	9,004,525
WellPoint, Inc.	35,100	3,242,889
		39,932,345
Health Care Technology 0.1%
Cerner Corp.*	34,704	1,934,401
Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	39,325	2,248,997
Life Technologies Corp.*	20,370	1,544,046
PerkinElmer, Inc. (a)	13,540	558,254
Thermo Fisher Scientific, Inc.	42,852	4,771,570
Waters Corp.* (a)	10,231	1,023,100
		10,145,967
Pharmaceuticals 5.6%
AbbVie, Inc.	188,957	9,978,819
Actavis PLC*	20,661	3,471,048
Allergan, Inc.	35,284	3,919,347
Bristol-Myers Squibb Co.	195,545	10,393,217
Eli Lilly & Co.	117,752	6,005,352
Forest Laboratories, Inc.*	28,103	1,687,023
Hospira, Inc.*	19,140	790,099
Johnson & Johnson	335,122	30,693,824
Merck & Co., Inc.	347,130	17,373,856
Mylan, Inc.*	45,397	1,970,230
Perrigo Co. PLC (a)	15,747	2,416,534
Pfizer, Inc.	769,863	23,580,904
Zoetis, Inc.	59,555	1,946,853
		114,227,106
Industrials 10.6%
Aerospace & Defense 2.6%
Boeing Co.	82,064	11,200,915
General Dynamics Corp.	39,941	3,816,363
Honeywell International, Inc.	93,059	8,502,801
L-3 Communications Holdings, Inc. (a)	10,422	1,113,695
Lockheed Martin Corp. (a)	31,975	4,753,403
Northrop Grumman Corp.	26,299	3,014,128
Precision Castparts Corp.	17,216	4,636,269
Raytheon Co. (a)	37,900	3,437,530
Rockwell Collins, Inc. (a)	15,860	1,172,371
Textron, Inc.	34,105	1,253,700
United Technologies Corp.	100,232	11,406,402
		54,307,577
Air Freight & Logistics 0.8%
C.H. Robinson Worldwide, Inc. (a)	17,997	1,049,945
Expeditors International of Washington, Inc. (a)	24,955	1,104,259
FedEx Corp.	35,380	5,086,582
United Parcel Service, Inc. "B"	84,710	8,901,327
		16,142,113
Airlines 0.2%
Delta Air Lines, Inc.	101,713	2,794,056
Southwest Airlines Co.	82,331	1,551,116
		4,345,172
Building Products 0.1%
Allegion PLC*	11,002	486,178
Masco Corp.	42,332	963,900
		1,450,078
Commercial Services & Supplies 0.5%
ADT Corp. (a)	24,293	983,138
Cintas Corp. (a)	11,740	699,587
Iron Mountain, Inc. (a)	20,953	635,923
Pitney Bowes, Inc.	23,002	535,947
Republic Services, Inc.	32,756	1,087,499
Stericycle, Inc.* (a)	10,320	1,198,874
Tyco International Ltd.	55,458	2,275,996
Waste Management, Inc.	51,718	2,320,587
		9,737,551
Construction & Engineering 0.2%
Fluor Corp.	19,363	1,554,655
Jacobs Engineering Group, Inc.*	15,548	979,369
Quanta Services, Inc.* (a)	25,755	812,828
		3,346,852
Electrical Equipment 0.7%
AMETEK, Inc.	28,800	1,516,896
Eaton Corp. PLC	56,228	4,280,075
Emerson Electric Co.	83,634	5,869,434
Rockwell Automation, Inc.	16,641	1,966,301
Roper Industries, Inc.	11,864	1,645,300
		15,278,006
Industrial Conglomerates 2.5%
3M Co.	75,978	10,655,914
Danaher Corp.	71,164	5,493,861
General Electric Co.	1,201,608	33,681,072
		49,830,847
Machinery 1.7%
Caterpillar, Inc.	75,648	6,869,595
Cummins, Inc.	20,762	2,926,819
Deere & Co. (a)	45,349	4,141,724
Dover Corp.	20,089	1,939,392
Flowserve Corp.	16,449	1,296,674
Illinois Tool Works, Inc.	48,546	4,081,747
Ingersoll-Rand PLC	31,908	1,965,533
Joy Global, Inc. (a)	12,377	723,931
PACCAR, Inc. (a)	41,719	2,468,513
Pall Corp. (a)	13,271	1,132,680
Parker Hannifin Corp.	17,887	2,300,984
Pentair Ltd. (Registered)	23,534	1,827,886
Snap-on, Inc.	7,011	767,845
Stanley Black & Decker, Inc.	18,419	1,486,229
Xylem, Inc.	21,248	735,181
		34,664,733
Professional Services 0.2%
Dun & Bradstreet Corp. (a)	4,632	568,578
Equifax, Inc.	14,158	978,176
Nielsen Holdings NV (a)	29,701	1,362,979
Robert Half International, Inc.	16,397	688,510
		3,598,243
Road & Rail 0.9%
CSX Corp.	120,343	3,462,268
Kansas City Southern	13,163	1,629,974
Norfolk Southern Corp.	36,630	3,400,363
Ryder System, Inc.	6,207	457,953
Union Pacific Corp.	54,688	9,187,584
		18,138,142
Trading Companies & Distributors 0.2%
Fastenal Co. (a)	32,265	1,532,910
W.W. Grainger, Inc.	7,355	1,878,614
		3,411,524
Information Technology 18.1%
Communications Equipment 1.7%
Cisco Systems, Inc.	635,087	14,257,703
F5 Networks, Inc.* (a)	9,078	824,827
Harris Corp.	12,400	865,644
Juniper Networks, Inc.*	59,979	1,353,726
Motorola Solutions, Inc.	27,390	1,848,825
QUALCOMM, Inc.	200,673	14,899,970
		34,050,695
Computers & Peripherals 4.0%
Apple, Inc.	106,863	59,961,898
EMC Corp.	244,607	6,151,866
Hewlett-Packard Co.	228,251	6,386,463
NetApp, Inc. (a)	40,508	1,666,499
SanDisk Corp.	26,748	1,886,804
Seagate Technology PLC	38,480	2,161,037
Western Digital Corp.	25,022	2,099,346
		80,313,913
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. "A"	18,933	1,688,445
Corning, Inc.	171,976	3,064,612
FLIR Systems, Inc.	16,668	501,707
Jabil Circuit, Inc.	22,098	385,389
TE Connectivity Ltd.	48,754	2,686,833
		8,326,986
Internet Software & Services 3.1%
Akamai Technologies, Inc.* (a)	21,699	1,023,759
eBay, Inc.*	138,443	7,599,136
Facebook, Inc. "A"*	195,318	10,676,082
Google, Inc. "A"*	33,328	37,351,023
VeriSign, Inc.* (a)	15,251	911,705
Yahoo!, Inc.*	112,047	4,531,180
		62,092,885
IT Services 3.5%
Accenture PLC "A"	75,510	6,208,432
Alliance Data Systems Corp.*	5,800	1,524,994
Automatic Data Processing, Inc.	57,141	4,617,564
Cognizant Technology Solutions Corp. "A"*	35,907	3,625,889
Computer Sciences Corp.	17,623	984,773
Fidelity National Information Services, Inc.	34,905	1,873,700
Fiserv, Inc.*	30,516	1,801,970
International Business Machines Corp.	121,199	22,733,297
MasterCard, Inc. "A"	12,331	10,302,057
Paychex, Inc. (a)	39,118	1,781,043
Teradata Corp.* (a)	19,092	868,495
Total System Services, Inc.	19,401	645,665
Visa, Inc. "A" (a)	60,508	13,473,922
Western Union Co. (a)	66,169	1,141,415
		71,583,216
Office Electronics 0.1%
Xerox Corp.	136,235	1,657,980
Semiconductors & Semiconductor Equipment 2.0%
Altera Corp.	38,484	1,251,885
Analog Devices, Inc.	36,781	1,873,256
Applied Materials, Inc. (a)	142,082	2,513,431
Broadcom Corp. "A"	64,194	1,903,352
First Solar, Inc.* (a)	8,555	467,445
Intel Corp.	590,405	15,326,914
KLA-Tencor Corp.	19,685	1,268,895
Lam Research Corp.*	19,690	1,072,120
Linear Technology Corp.	27,787	1,265,698
LSI Corp.	64,861	714,768
Microchip Technology, Inc. (a)	23,858	1,067,645
Micron Technology, Inc.*	124,901	2,717,846
NVIDIA Corp.	67,382	1,079,460
Texas Instruments, Inc.	130,053	5,710,627
Xilinx, Inc. (a)	31,591	1,450,659
		39,684,001
Software 3.3%
Adobe Systems, Inc.*	55,133	3,301,364
Autodesk, Inc.*	26,772	1,347,435
CA, Inc.	39,225	1,319,921
Citrix Systems, Inc.*	22,137	1,400,165
Electronic Arts, Inc.*	36,794	844,054
Intuit, Inc. (a)	33,810	2,580,379
Microsoft Corp.	902,246	33,771,068
Oracle Corp.	416,818	15,947,457
Red Hat, Inc.*	22,871	1,281,691
Salesforce.com, Inc.*	65,788	3,630,840
Symantec Corp.	82,096	1,935,824
		67,360,198
Materials 3.4%
Chemicals 2.5%
Air Products & Chemicals, Inc.	25,195	2,816,297
Airgas, Inc. (a)	7,815	874,108
CF Industries Holdings, Inc.	6,737	1,569,991
Dow Chemical Co.	144,139	6,399,772
E.I. du Pont de Nemours & Co.	110,052	7,150,078
Eastman Chemical Co.	18,163	1,465,754
Ecolab, Inc.	32,362	3,374,386
FMC Corp.	15,554	1,173,705
International Flavors & Fragrances, Inc.	9,533	819,647
LyondellBasell Industries NV "A"	51,872	4,164,284
Monsanto Co.	62,488	7,282,976
PPG Industries, Inc.	16,929	3,210,754
Praxair, Inc.	35,044	4,556,771
Sigma-Aldrich Corp. (a)	14,334	1,347,539
The Mosaic Co.	40,265	1,903,327
The Sherwin-Williams Co. (a)	10,269	1,884,362
		49,993,751
Construction Materials 0.1%
Vulcan Materials Co. (a)	15,496	920,772
Containers & Packaging 0.2%
Avery Dennison Corp.	11,273	565,792
Ball Corp.	16,790	867,371
Bemis Co., Inc.	12,797	524,165
MeadWestvaco Corp.	21,669	800,236
Owens-Illinois, Inc.*	20,029	716,638
Sealed Air Corp.	23,705	807,155
		4,281,357
Metals & Mining 0.5%
Alcoa, Inc. (a)	126,399	1,343,621
Allegheny Technologies, Inc. (a)	13,163	468,998
Cliffs Natural Resources, Inc. (a)	17,367	455,189
Freeport-McMoRan Copper & Gold, Inc.	123,431	4,658,286
Newmont Mining Corp.	59,697	1,374,822
Nucor Corp. (a)	37,847	2,020,273
United States Steel Corp.	16,718	493,181
		10,814,370
Paper & Forest Products 0.1%
International Paper Co.	52,548	2,576,429
Telecommunication Services 2.2%
Diversified Telecommunication Services 2.1%
AT&T, Inc. (a)	625,237	21,983,333
CenturyLink, Inc. (a)	70,177	2,235,138
Frontier Communications Corp. (a)	119,779	556,972
Verizon Communications, Inc. (a)	339,800	16,697,772
Windstream Holdings, Inc. (a)	72,553	578,973
		42,052,188
Wireless Telecommunication Services 0.1%
Crown Castle International Corp.*	39,930	2,932,060
Utilities 2.8%
Electric Utilities 1.5%
American Electric Power Co., Inc.	58,342	2,726,905
Duke Energy Corp.	83,672	5,774,205
Edison International	39,166	1,813,386
Entergy Corp. (a)	20,827	1,317,724
Exelon Corp. (a)	102,279	2,801,422
FirstEnergy Corp.	49,700	1,639,106
NextEra Energy, Inc.	51,387	4,399,755
Northeast Utilities	37,363	1,583,817
Pepco Holdings, Inc. (a)	28,916	553,163
Pinnacle West Capital Corp.	12,778	676,212
PPL Corp.	75,156	2,261,444
Southern Co. (a)	104,894	4,312,192
Xcel Energy, Inc.	58,733	1,641,000
		31,500,331
Gas Utilities 0.1%
AGL Resources, Inc.	14,255	673,264
ONEOK, Inc.	24,674	1,534,229
		2,207,493
Independent Power Producers & Energy Traders 0.1%
AES Corp.	76,404	1,108,622
NRG Energy, Inc. (a)	38,514	1,106,122
		2,214,744
Multi-Utilities 1.1%
Ameren Corp.	28,494	1,030,343
CenterPoint Energy, Inc.	50,715	1,175,574
CMS Energy Corp. (a)	31,467	842,372
Consolidated Edison, Inc. (a)	34,714	1,918,990
Dominion Resources, Inc.	68,924	4,458,694
DTE Energy Co.	20,813	1,381,775
Integrys Energy Group, Inc.	9,188	499,919
NiSource, Inc.	37,313	1,226,851
PG&E Corp. (a)	53,973	2,174,033
Public Service Enterprise Group, Inc. (a)	60,245	1,930,250
SCANA Corp. (a)	16,895	792,882
Sempra Energy	26,878	2,412,569
TECO Energy, Inc. (a)	22,980	396,175
Wisconsin Energy Corp. (a)	27,177	1,123,497
		21,363,924
Total Common Stocks (Cost $1,001,694,818)		1,958,932,698

	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.3%
U.S. Treasury Obligation
U.S. Treasury Bill, 0.05%**, 4/10/2014 (b) (Cost $5,214,283)	5,215,000	5,214,327

	Shares	Value ($)

Securities Lending Collateral 11.3%
Daily Assets Fund Institutional, 0.08% (c) (d) (Cost $228,498,226)	228,498,226	228,498,226

Cash Equivalents 2.5%
Central Cash Management Fund, 0.05% (c) (Cost $50,959,845)	50,959,845	50,959,845

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,286,367,172)†	111.2	2,243,605,096
Other Assets and Liabilities, Net	(11.2)	(225,812,048)
Net Assets	100.0	2,017,793,048

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,356,903,610. At December 31, 2013, net unrealized appreciation for all securities based on tax cost was $886,701,486. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $994,231,233 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $107,529,747.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2013 amounted to $224,248,805, which is 11.1% of net assets.

(b) At December 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At December 31, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	3/21/2014	598	55,048,890	1,170,150

Currency Abbreviation
USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (e)	$1,958,932,698	$—	$—	$1,958,932,698
Government & Agency Obligation	—	5,214,327	—	5,214,327
Short-Term Investments (e)	279,458,071	—	—	279,458,071
Derivatives (f)
Futures Contracts	1,170,150	—	—	1,170,150
Total	$2,239,560,919	$5,214,327	$—	$2,244,775,246

There have been no transfers between fair value measurement levels during the year ended December 31, 2013.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,006,909,101) — including $224,248,805 of securities loaned	$1,964,147,025
Investment in Daily Assets Fund Institutional (cost $228,498,226)*	228,498,226
Investment in Central Cash Management Fund (cost $50,959,845)	50,959,845
Total investments in securities, at value (cost $1,286,367,172)	2,243,605,096
Cash	811,859
Dividends receivable	2,667,858
Interest receivable	12,576
Receivable for variation margin on futures contracts	121,317
Foreign taxes recoverable	1,132
Other assets	30,575
Total assets	2,247,250,413
Liabilities
Payable upon return of securities loaned	228,498,226
Payable for investments purchased	724,652
Accrued management fee	83,594
Accrued Trustees' fees	18,046
Other accrued expenses and payables	132,847
Total liabilities	229,457,365
Net assets, at value	$2,017,793,048

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $82,073)	$39,740,174
Interest	4,935
Income distributions — Central Cash Management Fund	21,783
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	191,826
Total income	39,958,718
Expenses: Management fee	949,761
Administration fee	569,857
Custodian fee	38,457
Professional fees	127,951
Reports to shareholders	9,014
Trustees' fees and expenses	72,979
Insurance	39,545
Other	37,271
Total expenses	1,844,835
Net investment income (loss)	38,113,883
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	901,649
Futures	7,741,157
In-kind redemptions	140,683,935
149,326,741
Change in net unrealized appreciation (depreciation) on: Investments	353,712,580
Futures	1,287,589
355,000,169
Net gain (loss)	504,326,910
Net increase (decrease) in net assets resulting from operations	$542,440,793

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$38,113,883	$48,819,634
Net realized gain (loss)	149,326,741	227,772,878
Change in net unrealized appreciation (depreciation)	355,000,169	34,024,480
Net increase (decrease) in net assets resulting from operations	542,440,793	310,616,992
Capital transactions in shares of beneficial interest: Proceeds from capital invested	434,013,798	692,606,058
Value of capital withdrawn	(1,058,967,171)	(1,003,954,398)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(624,953,373)	(311,348,340)
Increase (decrease) in net assets	(82,512,580)	(731,348)
Net assets at beginning of period	2,100,305,628	2,101,036,976
Net assets at end of period	$2,017,793,048	$2,100,305,628

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
	2013		2012	2011	2010		2009
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,018		2,100	2,101	2,524		2,479
Ratio of expenses before expense reductions (%)	.10		.09	.10	.10		.09
Ratio of expenses after expense reductions (%)	.10		.09	.10	.06		.05
Ratio of net investment income (%)	2.01		2.24	1.99	2.03		2.38
Portfolio turnover rate (%)	3	c	4	3	5		9	c
Total investment return (%)b	32.14		15.87	2.09	15.12	a	26.54	a
a Total investment return would have been lower had certain expenses not been reduced.
b Total investment return for the Portfolio was derived from the performance of the Institutional Class of DWS Equity 500 Index Fund.
c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Equity 500 Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company organized as a New York trust.

The Portfolio is a master fund; a master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated DWS feeder funds, with a significant ownership percentage of the Portfolio's net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2013, DWS S&P 500 Index Fund and DWS Equity 500 Index Fund owned approximately 44% and 56%, respectively, of the Portfolio.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Portfolio's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Portfolio retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2013, the Portfolio invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2013 is included in a table following the Portfolio's Investment Portfolio. For the year ended December 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $24,222,000 to $55,049,000.

The following table summarizes the value of the Portfolio's derivative instruments held as of December 31, 2013 presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$1,170,150
(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$7,741,157
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$1,287,589
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2013, purchases and sales of investment securities (excluding short-term investments and in-kind redemptions) aggregated $47,755,092 and $227,585,016, respectively.

D. Related Parties

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as the investment manager to the Portfolio.

Management Agreement. Under its Investment Management Agreement with the Portfolio, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio or delegates such responsibility to the Portfolio's sub-advisor. Northern Trust Investments, Inc. ("NTI") serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day-to-day management of the Portfolio.

The investment management fee payable under the Investment Management Agreement is equal to an annual rate of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, the Administration Fee was $569,857, of which $50,157 is unpaid.

Filing Service Fee. Under an agreement with DIMA, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2013, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $3,342, of which $496 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

E. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2013.

F. In-Kind Redemptions

In certain circumstances, the Portfolio may distribute portfolio securities rather than cash as payments for a redemption of a feeder fund's shares (in-kind redemption). For financial reporting purposes, the Portfolio recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their costs; the Portfolio recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are allocated in proportion to each feeder fund's investment in the Portfolio. During the year ended December 31, 2013, DWS Equity 500 Index Fund had an in-kind redemption for $402,880,047 and the Portfolio realized $140,683,935 of net gain attributable to this in-kind redemption.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest in DWS Equity 500 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index Portfolio (hereafter referred to as the "Portfolio") at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 26, 2014	PricewaterhouseCoopers LLP

Advisory Agreement Board Considerations and Fee Evaluation

DWS S&P 500 Index Fund (the "Fund"), a series of DWS Institutional Funds, invests all of its assets in DWS Equity 500 Index Portfolio (the "Portfolio") in order to achieve its investment objectives. The Portfolio's Board of Trustees approved the renewal of the Portfolio's investment management agreement (the "Portfolio Agreement") with Deutsche Investment Management Americas Inc. ("DIMA"), and the sub-advisory agreement (the "Sub-Advisory Agreement") between DIMA and Northern Trust Investments, Inc. ("NTI"), and the Fund's Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio) approved the renewal of the Fund's investment management agreement with DIMA (the "Fund Agreement" and together with the Portfolio Agreement and the Sub-Advisory Agreement, the "Agreements") in September 2013. The Portfolio's Board of Trustees and the Fund's Board of Trustees are collectively referred to as the "Board."

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2013, all of the Portfolio's and the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of performance, fees and expenses, and profitability compiled by a fee consultant retained by the Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Portfolio's and the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Portfolio and the Fund. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and NTI provide portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DIMA provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA's oversight of sub-advisors, including NTI. The Board reviewed the Portfolio's and the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class S shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Portfolio's and the Fund's investment management fee schedules, the Portfolio's sub-advisory fee schedule, and the Fund's operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.10% fees paid to DIMA under the respective administrative services agreements, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio's management fee, the Fund does not charge an additional investment management fee. With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Portfolio. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees), which include Portfolio expenses allocated to the Fund, were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Portfolio's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Portfolio and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreements. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DIMA pays NTI's fee out of its management fee, and its understanding that the sub-advisory fee schedule was the product of an arm's length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefit from any economies of scale. The Board concluded that the Portfolio's and the Fund's fee schedules represent an appropriate sharing between the Portfolio and the Fund, as the case may be, and DIMA of such economies of scale as may exist in the management of the Fund and the Portfolio at current asset levels.

Other Benefits to DIMA and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and NTI and their affiliates, including any fees received by DIMA for administrative services provided to the Portfolio and the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA and NTI related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013-present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

Automated Information Line
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SXPAX	SXPBX	SXPCX	SCPIX
CUSIP Number	23338J 749	23338J 731	23338J 723	23338J 699
Fund Number	1001	1201	1301	2301

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DSPF500IF-2
(R-025784-3 2/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS S&P 500 INDEX FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$26,540	$0	$0	$0
2012	$25,758	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS S&P 500 Index Fund, a series of DWS Institutional Funds

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 28, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 28, 2014